Important Notice Regarding Change in
Investment Policy
Federated Hermes Conservative Municipal Microshort Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER FHMAX)
INSTITUTIONAL SHARES (TICKER FHMIX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
The Board of Trustees of Federated Hermes Adviser Series has approved a change in non-fundamental investment policy for the Federated Hermes Conservative Municipal Microshort Fund (the “Fund”) in connection with amendments adopted by the Securities and Exchange Commission (the “SEC”) to Rule 35d-1 (the “Rule”) under the Investment Company Act of 1940, as amended. The change in policy will become effective concurrent with the effective date of the Fund’s next registration statement which is anticipated to be October 31, 2026 unless the SEC postpones, delays, reconsiders or repeals the amendments to the Rule in which case shareholders will be further notified (the “Effective Date”). The change in policy is not expected to result in any changes to the investment process used in managing the Fund and is being made to comply with the requirements of the amendments to the Rule.
On the Effective Date, please make the following changes:
1. Under “Fund Summary Information” in the section “What are the Fund’s Main Investment Strategies?” and in the Prospectus section “What are the Fund’s Investment Strategies?,” please delete the following disclosure in its entirety:
“Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from federal regular income tax.”
and replace it with:
“Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment-grade securities, the income from which is exempt from federal regular income tax. For purposes of the Fund’s investment strategy, the Fund will define “conservative” as investment-grade fixed income securities.”

2. Under the Statement of Additional Information section “Investment Objective (and Policies) and Investment Limitations,” please delete the following disclosure in its entirety:
“Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from federal regular income tax.”
and replace it with:
“Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment-grade securities, the income from which is exempt from federal regular income tax.”
April 20, 2026

Federated Hermes Conservative Municipal Microshort Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457235 (4/26)
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